Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Value Fund (the “Fund”)

SUPPLEMENT DATED 12 JANUARY 2021

TO THE FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective 1 February 2021, the following information will replace the information under the subheading “Portfolio Management” on page 4 of the summary prospectus in its entirety:

Name	Title	Length of Service

Thomas A. Reynolds IV	Managing Director and Portfolio Manager, Artisan Partners	Since October 2017

Daniel L. Kane	Managing Director and Portfolio Manager, Artisan Partners	Since February 2012

Craig Inman	Portfolio Manager, Artisan Partners	Since February 2019

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE